Exhibit 10.39

SUNESIS PHARMACEUTICALS, INC.

AMENDMENT TO EIGHTH AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT

This Amendment (the “Amendment”) to the Eighth Amended and Restated Investor Rights Agreement dated August 30, 2004 (the “Agreement”) is entered into as of April 27, 2005 by and among Sunesis Pharmaceuticals, Inc., a Delaware corporation (the “Company”), Bristol-Myers Squibb Company (“BMS”) and the parties to the Agreement set forth on the signature pages hereto (the “Prior Investors”).  The Prior Investors and BMS are collectively referred to hereinafter as the “Investors” and each individually as an “Investor.”  Capitalized terms used herein without definition have the meanings given to such terms in the Agreement.

RECITALS

A.                                   The Prior Investors hold shares of the Company’s Warrant Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series C-1 Preferred Stock and/or Series C-2 Preferred Stock (“Shares”) and possess registration and other rights pursuant to the Agreement;

B.                                     The Company proposes to sell and issue shares of Series C-2 Preferred Stock to BMS pursuant to a Stock Purchase Agreement, dated as of the date hereof (the “Purchase Agreement”);

C.                                     As a condition of entering into the Purchase Agreement, BMS has requested that the Company extend to it registration rights, information rights and other rights as set forth in the Agreement.

D.                                    Pursuant to Section 8.1 of the Agreement, with the written consent of the Company and the record holders of more than seventy percent (70%) of the Registrable Securities, including at least three Investors that are not affiliated with each other, any term of the Agreement may be amended and the obligations of the Company and the rights of the other parties to this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely).

E.                                      The Prior Investors are the record holders of more than seventy percent (70%) of the Registrable Securities, and the Company and the Prior Investors desire to amend the Agreement to provide BMS with the rights pursuant to the Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                       Status as Investor.  The Prior Investors, the Company and BMS hereby agree that BMS shall be considered an “Investor” for all purposes of the Agreement, and Exhibit A of the Agreement shall be amended to include BMS.  The Company and the Prior Investors hereby adopt this Amendment and acknowledge and agree that BMS shall be entitled to the rights and subject to the obligations of an “Investor” pursuant to the Agreement.

2.                                       Securities Acquired by BMS.  The Prior Investors, the Company and BMS hereby agree that (i) all securities of the Company now or hereafter acquired by BMS pursuant to the Purchase Agreement or the License Agreement, dated as of April       , 2005 (as amended from time to time, the “License Agreement”), by and between the Company and BMS shall be bound by and subject to the terms of the Agreement, (ii) all shares of Common Stock (including all shares of Common Stock issuable upon the conversion of shares of Preferred Stock or any other securities of the Company now or hereafter acquired by BMS pursuant to the Purchase Agreement or the License Agreement) now or hereafter acquired by BMS pursuant to the Purchase Agreement or the License Agreement shall constitute Registrable Securities for purposes of the Agreement and (iii) without the prior written consent of a Holder, the number of Registrable Securities held by such Holder that shall be included in an underwritten offering pursuant to Section 3.1(b) of the Agreement shall not be less than the proportionate share of such Registrable Securities requested by such Holder to be included in such underwritten offering.  BMS hereby adopts the Agreement, including this Amendment, with the same force and effect as if BMS were originally a party thereto.

3.                                       Additional Agreements of the Company.

(a)                                  S-3 Eligibility.  Upon completion of the Company’s initial public offering, the Company shall use commercially reasonable efforts to become eligible for, and maintain eligibility for, use of Form S-3 or such other comparable short form registration statement as then available pursuant to the rules and regulations promulgated by the Commission.

(b)                                 Additional Registration Procedures.  In the case of each registration, qualification or compliance effected by the Company pursuant to Section 3 of the Agreement, in addition to the Company’s obligations under Section 3.5 of the Agreement, the Company shall

(i)                                     notify each Holder of Registrable Securities covered by such registration statement of (x) the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the institution or threatening of any proceeding for that purpose or (y) the receipt by the Company of any notification with respect to the suspension of the qualification of the securities being offered for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose;

(ii)                                  use commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of the registration statement or the qualification of the securities being offered for sale in any jurisdiction and, if issued, to obtain as soon as reasonably practicable the withdrawal thereof;

(iii)                               upon the occurrence of any event contemplated by Section 3.5(g) of the Agreement, promptly prepare a post effective amendment to the registration statement or an amendment or supplement to the related prospectus or file any other required document so that, as thereafter delivered to the Holders of Registrable Securities included therein, the prospectus will not include an untrue statement of material fact or omit to state any material fact

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required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made; and

(iv)                              as soon as reasonably practicable, but not later than the Availability Date (as defined below), make generally available to its securityholders an earning statement covering a period of at least 12 months beginning after the effective date of each registration statement that satisfies the provisions of Section 11(a) of the Securities Act.  For purposes of this subsection (iv), “Availability Date” means the 45th day after the end of the fourth fiscal quarter following the quarter that includes the effective date, provided that if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, the Availability Date means the 90th day after the end of such fourth fiscal quarter.

4.                                       Notwithstanding Section 8.1 of the Agreement, any amendment, modification or waiver that disproportionately affects the registration rights provided by this Agreement of one or more Investors may be effected only with the written consent of such Investor(s).

5.                                       Unless requested in writing by BMS, the Company shall not furnish to BMS any of the information set forth in Section 5 of the Agreement.

6.                                       Notice.  Any notice required or permitted by the Agreement shall be given to Transferee at the address listed beside BMS’ signature below.

7.                                       All other provisions of the Agreement shall remain unchanged and in full force and effect.

8.                                       This Amendment may be executed in two or more counterparts and signatures may be delivered by facsimile, each of which shall be deemed an original and each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

(Signature Pages Follow)

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IN WITNESS WHEREOF, this Amendment has been executed as of the date first above written.

COMPANY:		BMS:

SUNESIS PHARMACEUTICALS, INC.		BRISTOL-MYERS SQUIBB COMPANY

/s/ Daniel N. Swisher, Jr.		/s/ Tamar D. Howson
Name:	Daniel N. Swisher, Jr.	Name:	Tamar D. Howson
Title:	Chief Executive Officer	Title:	Sr. VP Corporation and Business Development
Address:	341 Oyster Point Blvd.	Address:	345 Park Avenue
	South San Francisco, CA 94080		New York, New York 10154
Fax:	(650) 266-3501

SIGNATURE PAGE TO AMENDMENT TO INVESTOR RIGHTS AGREEMENT

PRIOR INVESTORS:

Biogen Idec MA, a Massachusetts corporation

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT TO INVESTOR RIGHTS AGREEMENT

PRIOR INVESTORS:

Abingworth Bioventures II SICAV

By:	/s/ Genevieve Blaun
Name: Genevieve Blaun
Title: Liquidator

By:	/s/ Gerard Muller
Name: Gerard Muller
Title: Mandatory

SIGNATURE PAGE TO AMENDMENT TO INVESTOR RIGHTS AGREEMENT

PRIOR INVESTORS:

Credit Suisse First Boston Equity Partners, L.P.

By:	/s/ Kenneth J. Lohsen
Name: Kenneth J. Lohsen
Title: Attorney-in-fact

Credit Suisse First Boston Equity Partners
(Bermuda), L.P.

By:	/s/ Kenneth J. Lohsen
Name: Kenneth J. Lohsen
Title: Attorney-in-fact

Credit Suisse First Boston U.S. Executive
Advisors, L.P.

By:	/s/ Kenneth J. Lohsen
Name: Kenneth J. Lohsen
Title: Attorney-in-fact

Credit Suisse First Boston Finders &
Screeners, L.P.

By:	/s/ Kenneth J. Lohsen
Name: Kenneth J. Lohsen
Title: Vice President

EMA Partners Fund 2000, L.P.

By:	/s/ Kenneth J. Lohsen
Name: Kenneth J. Lohsen
Title: Vice President

SIGNATURE PAGE TO AMENDMENT TO INVESTOR RIGHTS AGREEMENT

PRIOR INVESTORS:

Mayfield Associates Fund III

By:	Mayfield VIII Management, L.L.C.,
its General Partner

By:	/s/ A. Grant Heidrick
Name: A. Grant Heidrick
Title: Managing Director

Mayfield IX

By:	Mayfield IX Management, L.L.C.,
its General Partner

By:	/s/ A. Grant Heidrick
Name: A. Grant Heidrick
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT TO INVESTOR RIGHTS AGREEMENT

PRIOR INVESTORS:

Venrock Associates

By:	/s/ Anthony B. Evnin
Name: Anthony B. Evnin
Title: General Partner

Venrock Associates II, L.P.

By:	/s/ Anthony B. Evnin
Name: Anthony B. Evnin
Title: General Partner

Venrock Entrepreneurs Fund, L.P.

By:	Venrock Management LLC
its General Partner

By:	/s/ Anthony B. Evnin
Name: Anthony B. Evnin
Title: Member

SIGNATURE PAGE TO AMENDMENT TO INVESTOR RIGHTS AGREEMENT

PRIOR INVESTORS:

Warburg, Pincus Equity Partners, L.P.

By:	Warburg, Pincus & Co.,
its General Partner

By:	/s/ Jonathan Leff
Name:	Jonathan Leff
Title:	Partner

Warburg, Pincus Netherlands Equity Partners I, C.V.

By:	Warburg, Pincus & Co.,
its General Partner

By:	/s/ Jonathan Leff
Name:	Jonathan Leff
Title:	Partner

Warburg, Pincus Netherlands Equity Partners II, C.V.

By:	Warburg, Pincus & Co.,
its General Partner

By:	/s/ Jonathan Leff
Name:	Jonathan Leff
Title:	Partner

Warburg, Pincus Netherlands Equity Partners III, C.V.

By:	Warburg, Pincus & Co.,
its General Partner

By:	/s/ Jonathan Leff
Name:	Jonathan Leff
Title:	Partner

SIGNATURE PAGE TO AMENDMENT TO INVESTOR RIGHTS AGREEMENT